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                                  Exhibit 10-13

                                  AMENDMENT TO
                    EMPLOYMENT AND NON-COMPETITION AGREEMENT
                    ----------------------------------------


         This Amendment dated January 29, 2003 (this "Amendment") is made to the Employment and Non-Competition Agreement dated as of November 5, 1997 (the "Agreement") between Elgin National Industries, Inc., a Delaware corporation, and all related and affiliated entities, successors and assigns now in existence or hereinafter created ("ENI"), and Fred C. Schulte ("Schulte").

         WHEREAS, Section 4(b) of the Agreement provides that ENI shall pay Schulte a management incentive bonus each fiscal year during the Term (as defined in the Agreement); and

         WHEREAS, as an inducement to Schulte to continue his employment with ENI pursuant to the Agreement, the parties wish to execute this Amendment to establish the specific terms of the incentive bonus for the fiscal years 2003 and later, which terms shall be identical to the terms governing the incentive bonus for the fiscal years of ENI 1997 through 2002.

         NOW, THEREFORE, it is hereby agreed as follows:

         5. Preamble; Recitals. The preamble and recitals set forth above are incorporated in and form a part of this Amendment.

         6. Amendment. Section 4(b) of the Agreement is hereby amended by adding the following as the last sentence thereto: "For each fiscal year of ENI beginning with the 2003 fiscal year and continuing for each fiscal year until the expiration of the Term or earlier termination of this Agreement, Schulte shall be entitled to receive an Incentive Bonus equal to 1.50% of ENI's EBITDA for such fiscal year, to be paid as provided above in this Section 4(b)."

         7. Full Force and Effect. The Agreement, as amended hereby, continues in full force and effect.

         8. Counsel. Schulte acknowledges that he has been advised to obtain separate legal counsel to review this Amendment and advise him regarding the legal consequences of the same. Mayer, Brown, Rowe & Maw has drafted this Amendment as counsel for ENI with Schulte's consent. Although Mayer, Brown, Rowe & Maw has represented Schulte previously in other matters not involving the Agreement, Mayer, Brown, Rowe & Maw is not acting as attorney for Schulte with respect to this Amendment. Mayer, Brown, Rowe & Maw shall be under no obligation to maintain the confidentiality from ENI of any matter communicated to it by Schulte with respect to this Amendment.

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     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.



                                         ELGIN NATIONAL INDUSTRIES, INC.


                                         By: /s/ WAYNE J. CONNER
                                             -----------------------------------
                                         Title: Vice President
                                                --------------------------------


                                         /s/ FRED C. SCHULTE
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